UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

TERCICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50461	26-0042539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Gateway Boulevard

Suite 950

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 624-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Registrant issued a press release on February 8, 2005. The press release is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
99.1	Press Release, dated February 8, 2005, entitled ‘Tercica, Inc. Announces Follow-On Offering of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERCICA, INC.

Dated: February 8, 2005	By:	/s/ STEPHEN N. ROSENFIELD
Stephen N. Rosenfield
Senior Vice President of Legal Affairs, General Counsel and Secretary